UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 29, 2015
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street	77 Beale Street
P.O. Box 770000	P.O. Box 770000
San Francisco, California 94177	San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant's telephone number, including area code)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 29, 2015, Kent Harvey, Senior Vice President and Chief Financial Officer of PG&E Corporation, will participate in a panel discussion at the Wolfe Research Power & Leaders Conference in New York, New York.  Mr. Harvey and other officers of PG&E Corporation and its subsidiary, Pacific Gas and Electric Company, will meet with various investment professionals during the conference.  During the conference, the officers may refer to the presentation slides that were used during PG&E Corporation’s earnings conference call and webcast held on July 29, 2015.  They may also refer to the presentation slides that were included in a company update provided during a webcast presentation on September 8, 2015.  These materials previously have been furnished to the Securities and Exchange Commission on a Form 8-K dated July 29, 2015 and a Form 8-K dated September 8, 2015 and can be accessed through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

Dated: September 28, 2015